EXHIBIT 10.37

EXECUTION COPY


SECOND AMENDMENT TO CREDIT AGREEMENT

This SECOND AMENDMENT TO CREDIT AGREEMENT, dated as of November 14,
2000 (this "Amendment"), to the Existing Credit Agreement (as defined below) is made by CTC COMMUNICATIONS CORP., a Massachusetts corporation (the "Borrower") and a wholly-owned Subsidiary of the Parent (as defined below), CTC COMMUNICATIONS GROUP, INC., a Delaware corporation (the "Parent"), certain of the Lenders (such capitalized term and other capitalized terms used in this preamble and the recitals below to have the meanings set forth in, or are defined by reference in, Article I below) and TORONTO DOMINION (TEXAS), INC. ("TD"), as administrative agent for the Lenders (in such capacity, the "Administrative Agent").

	W I T N E S S E T H:

WHEREAS, the Borrower, the Parent, the Lenders, the Administrative
Agent, the Syndication Agent, the Documentation Agent and the Arranger are all parties to the Amended and Restated Credit Agreement, dated as of August 15, 2000, as amended by the First Amendment to Credit Agreement, dated as of September 30, 2000 (the "Existing Credit Agreement", and as amended by this Amendment and as the same may be further amended, supplemented, amended and restated or otherwise modified from time to time, the "Credit Agreement");

WHEREAS, the Borrower desires to modify certain provisions of the Existing Credit Agreement and the Lenders are willing to so modify the Existing Credit Agreement, but only on the terms and subject to the conditions set forth herein;

NOW, THEREFORE, in consideration of the premises and of the mutual agreements contained herein, the parties hereto hereby covenant and agree as follows:


	ARTICLE I

	DEFINITIONS

SECTION 1.1. Certain Definitions. The following terms when used in this Amendment shall have the following meanings (such meanings to be equally applicable to the singular and plural forms thereof):

"Administrative Agent" is defined in the preamble.


"Amendment" is defined in the preamble.

"Amendment Effective Date" is defined in Article III.

"Borrower" is defined in the preamble.

"Credit Agreement" is defined in the first recital.

"Existing Credit Agreement" is defined in the first recital.

SECTION 1.2. Other Definitions. Terms for which meanings are provided in the Credit Agreement are, unless otherwise defined herein or the context otherwise requires, used in this Amendment with such meanings.


	ARTICLE II

	AMENDMENTS TO CREDIT AGREEMENT

Effective on (and subject to the occurrence of) the Amendment Effective Date, the provisions of the Existing Credit Agreement referred to below are hereby amended in accordance with this Article II. Except as expressly so amended, the Existing Credit Agreement shall continue in full force and effect in accordance with its terms.

SECTION 2.1.  Modification of Article I.  Article I of the Existing
Credit Agreement is hereby amended in accordance with Sections 2.1.1 through 2.1.4.

SECTION 2.1.1. Section 1.1 of the Existing Credit Agreement is hereby amended by inserting the following definition in such Section in the appropriate alphabetical sequence:

"Amendment No.  2" means the Second Amendment to Credit
Agreement, dated as of November 14, 2000, to this Agreement.

"Co-Location Leases" means those certain leases between Bell
Atlantic, as Lessor, and the Borrower, as Lessee.

"Term A Loan Available Amount" means (a) for the period commencing on April 1, 2001 and ending on June 30, 2001, $25, 000,000,
(b) for the period commencing on July 1, 2001 and ending on September 30, 2001, the sum of (i) $50,000,000 and (ii) the unused amount, if any, of the amount set forth in the immediately preceeding clause (a), and (c) during all other periods, zero, and in the case of clauses (a) and (b) above, as such amounts may be reduced from time to time pursuant to clause (b) of Section 2.2.2.


SECTION 2.1.2. Section 1.1 of the Existing Credit Agreement is hereby further amended by amending the definition of "Fiscal Year" by deleting the words "March 31" contained in the second and third line thereof and inserting the words "December 31" in replacement therefor.

SECTION 2.1.3. Section 1.1 of the Existing Credit Agreement is hereby further amended by amending the definition of "Net Income" by deleting the word "and" immediately prior to subparagraph (ii) therein and inserting "," in replacement therefor and inserting the following at the end of subparagraph
(ii) thereof:

, and (iii) any cash gain or loss, not to exceed $1,200,000, accrued and recognized in the Fiscal Quarter ended December 31, 2000, as a result of any cancellation, termination or expiration of any kind of the Co-Location Leases

SECTION 2.1.4. Section 1.1 of the Existing Credit Agreement is hereby further amended by amending the definition of "Term A Loan Commitment Termination Date" by deleting the words "June 30, 2001" contained in clause
(a) thereof and inserting the words "September 30, 2001" in replacement therefor.

SECTION 2.2.  Modification of Article II.  Article II of the Existing
Credit Agreement is hereby amended in accordance with Sections 2.2.1 through 2.2.3.

SECTION 2.2.1. The second paragraph of Section 2.1.3 of the Existing Credit Agreement is hereby amended and restated to read in its entirety as follows:

In addition, from time to time on any Business Day occurring from and after the Amendment Effective Date, but prior to the Term A Loan Commitment Termination Date, each Lender that has a Term A Loan Commitment agrees that it will make Term A Loans to the Borrower in an amount equal to such Lender's Term A Percentage of the aggregate amount of the Borrowing of Term A Loans requested by the Borrower to be made on such day; provided that, in any event, the aggregate principal amount of Term A Loans made after the Amendment Effective Date at any one time outstanding shall not exceed the lesser of (a) the Term A Loan Commitment Amount or (b) the Term A Loan Available Amount in effect at such time. No amounts paid or prepaid with respect to Term Loans may be reborrowed.

SECTION 2.2.2.  Clause (b) of Section 2.2.2 of the Existing Credit
Agreement is hereby amended and restated to read in its entirety as follows:


(b)  The Term A Loan Commitment Amount shall be zero on the Term
A Loan Commitment Termination Date; provided, however, that if the Borrower shall have previously delivered a Borrowing Request in accordance with Section 2.3 in respect of Borrowings of Term A Loans to be made on the Term A Loan Commitment Termination Date, the mandatory reduction of the Term A Loan Commitment Amount shall not take effect until immediately after the making of such Term A Loans. Any optional or mandatory reduction of the Term A Loan Commitment Amount pursuant to the terms of this Agreement which reduces the Term A Loan Commitment Amount below the Term A Loan Available Amount shall result in an automatic and corresponding reduction of the Term A Loan Available Amount to an aggregate amount not in excess of the Term A Loan Commitment Amount, as so reduced, without any further action on the part of any Lender. In addition, the Term A Loan Commitment Amount shall, without any further action, automatically and permanently be reduced on each date that Term A Loans are required to be prepaid (or would have been required to be prepaid, if outstanding) with any Net Casualty Proceeds, Net Debt Proceeds, Net Disposition Proceeds or Net Equity Proceeds, in each case by the amount of such Proceeds.

SECTION 2.2.3. Section 2.3 of the Existing Credit Agreement is hereby amended by deleting the first sentence thereof and inserting the following in replacement therefor:

SECTION 2.3.  Borrowing Procedure.  By delivering a Borrowing
Request to the Administrative Agent on or before 12:00 noon on a Business Day, the Borrower may from time to time irrevocably request, on not less than one Business Day's notice in the case of Base Rate Loans or three Business Days' notice in the case of LIBO Rate Loans, and in either case not more than five Business Days' notice, that a Borrowing be made in a minimum amount of $1,000,000 and an integral multiple of $500,000 in the unused amount of the Revolving Loan Commitment Amount, Letter of Credit Commitment Amount or Term A Loan Available Amount, as the case may be.

SECTION 2.3. Modification of Article III. Article III of the Existing Credit Agreement is hereby amended in accordance with Section 2.3.1.

SECTION 2.3.1.  Clause (g) of Section 3.1.1 of the Existing Credit
Agreement is hereby amended by deleting the words "July 31" in the first line thereof and inserting the words "April 30" in replacement therefor.

SECTION 2.4. Modification of Article VII. Article VII of the Existing Credit Agreement is hereby amended in accordance with Sections 2.4.1 through 2.4.7.

SECTION 2.4.1. Clause (a) of Section 7.2.4 of the Existing Credit Agreement is hereby amended by deleting the words "June 30, 2001" in the second line thereof and inserting the words "March 31, 2002" in replacement therefor.

SECTION 2.4.2. Subparagraph (ii) of clause (a) of Section 7.2.4 of the Existing Credit Agreement is hereby amended and restated to read in its entirety as follows:


(ii) Minimum ALEs Installed and Billed. Neither the Borrower nor the Parent will permit the aggregate number of ALEs installed and billed as of the last day of any Fiscal Quarter set forth below to be less than the amount set forth opposite such Fiscal Quarter:


Fiscal Quarter		ALEs

March 31, 2000		260,000

June 30, 2000		300,000

September 30, 2000	350,000

December 31, 2000		390,000

March 31, 2001		430,000

June 30, 2001		470,000

September 30, 2001	530,000

December 31, 2001		580,000

March 31, 2002		630,000

SECTION 2.4.3. Subparagraph (iii) of clause (a) of Section 7.2.4 of the Existing Credit Agreement is hereby amended and restated to read in its entirety as follows:

(iii) Minimum Revenue. Neither the Borrower nor the Parent will permit the revenue received by the Consolidated Group as of the last day of any Fiscal Quarter set forth below to be less than the amount set forth opposite such Fiscal Quarter:


Fiscal Quarter		Revenue

March 31, 2000		$40,000,000

June 30, 2000		$47,500,000

September 30, 2000	$49,500,000

December 31, 2000		$53,100,000

March 31, 2001		$59,800,000

June 30, 2001		$67,700,000

September30, 2001		$76,900,000

December 31, 2001		$88,700,000

March 31, 2002		$102,800,000


SECTION 2.4.4. Subparagraph (iv) of clause (a) of Section 7.2.4 of the Existing Credit Agreement is hereby amended and restated to read in its entirety as follows:

(iv)  Minimum Consolidated EBITDA.  Neither the Borrower nor the
Parent will permit the Consolidated EBITDA as of the last day of any Fiscal Quarter set forth below to be less than the amount set forth opposite such Fiscal Quarter:


Period			Consolidated EBITDA

March 31, 2000		($5,400,000)

June 30, 2000		($5,700,000)

September 30, 2000	($9,500,000)

December 31, 2000		($11,800,000)

March 31, 2001		($10,300,000)

June 30, 2001		($6,500,000)

September 30, 2001	($3,100,000)

December 31, 2001		$3,200,000

March 31, 2002		$11,300,000

SECTION 2.4.5. Subparagraph (i) of clause (b) of Section 7.2.4 of the Existing Credit Agreement is hereby amended and restated to read in its entirety as follows:

(i)  Maximum Total Leverage Ratio.  Neither the Parent nor the
Borrower will permit the Total Leverage Ratio as of the last day of any Fiscal Quarter occurring during any period set forth below to be greater than the ratio set forth opposite such period:




Period				Total Leverage Ratio

07/01/01 through
  (and including) 12/31/01		n/a

01/01/02 through
  (and including) 03/31/02		6.00:1

04/01/02 through
  (and including) 06/30/02		4.00:1

07/01/02 through
 (and including) 09/30/02		4.00:1

10/01/02 through
  (and including) 12/31/02		4.00:1

01/01/03 and thereafter			4.00:1

SECTION 2.4.6. Subparagraph (iii) of clause (b) of Section 7.2.4 of the Existing Credit Agreement is hereby amended and restated to read in its entirety as follows:

(iii) Minimum Interest Coverage Ratio. Neither the Parent nor the Borrower will permit the Interest Coverage Ratio as of the last day of any Fiscal Quarter occurring during any period set forth below to be less than the ratio set forth opposite such period:


Period				Interest Coverage Ratio

07/01/01 through
  (and including) 09/30/01		n/a

10/01/01 through
  (and including) 12/31/01		n/a

01/01/02 through
  (and including) 03/31/02		1.75:1

04/01/02 through
  (and including) 06/30/02		1.75:1

07/01/02 through
  (and including) 09/30/02		2.50:1

10/01/02 and thereafter			3.00:1



SECTION 2.4.7.  Clauses (a) and (b) of Section 7.2.7 of the Existing
Credit Agreement are hereby amended and restated to read in their entirety as follows:

(a) for that portion of the 2000 Fiscal Year remaining after the Effective Date, $175,000,000, and (b) for each Fiscal Year thereafter, the amount set forth below opposite such Fiscal Year:

		          Capital
	      Fiscal Year     	Expenditure Amount

	2001		$110,000,000
	2002		 $75,000,000
	2003		$120,000,000
	2004		$110,000,000
	2005		$115,000,000
	2006		$110,000,000
	2007		$110,000,000
	2008		$140,000,000;


	ARTICLE III

	CONDITIONS TO EFFECTIVENESS

This Amendment and the amendments contained herein shall become effective on the date (the "Amendment Effective Date") when each of the conditions set forth in this Article III shall have been fulfilled to the satisfaction of the Administrative Agent.

SECTION 3.1. Counterparts. The Administrative Agent shall have received counterparts hereof executed on behalf of the Borrower, the Parent and each of the Lenders.

SECTION 3.2. Amendment Fee. The Administrative Agent shall have received, for the account of each Lender approving this Amendment, an amendment fee in an amount equal to .20% of the aggregate amount of each such Lender's Percentage of the aggregate Commitment Amount (after giving effect to this Amendment).

SECTION 3.3. Affirmation and Consent. The Administrative Agent shall have received, with counterparts for each Lender, an Affirmation and Consent to this Amendment in form and substance satisfactory to the Administrative Agent, duly executed and delivered by each of the Obligors other than the Borrower.


SECTION 3.4.  Opinion of Counsel.   The Administrative Agent shall have
received an opinion, dated the Closing Date and addressed to the Administrative Agent and all Lenders, from Ropes & Gray, special counsel to the Obligors, in form and substance satisfactory to the Administrative Agent.

SECTION 3.5. Resolutions. The Administrative Agent shall have received resolutions of the Board of Directors of the Borrower and the Parent duly ratifying the execution, delivery and performance of this Amendment, duly certified by an Authorized Officer as being in full force and effect without amendment or modification, all in form and substance reasonably satisfactory to the Administrative Agent.

SECTION 3.6. Legal Details, etc. All documents executed or submitted pursuant hereto shall be satisfactory in form and substance to the Administrative Agent and its counsel. The Administrative Agent and its counsel shall have received all information and such counterpart originals or such certified or other copies or such materials as the Administrative Agent or its counsel may reasonably request, and all legal matters incident to the transactions contemplated by this Amendment shall be satisfactory to the Administrative Agent and its counsel.


	ARTICLE IV

	REPRESENTATIONS AND WARRANTIES

In order to induce the Lenders to enter into this Amendment, the Borrower and the Parent hereby represent and warrant as follows:

SECTION 4.1. Representations and Warranties. In order to induce the Lenders to execute and deliver this Amendment, the Borrower and the Parent represent and warrant to the Agents, the Lenders and the Issuer that, after giving effect to the terms of this Amendment, the following statements are true and correct: (a) the representations and warranties set forth in Article VI of the Existing Credit Agreement and in the other Loan Documents are true and correct on the Amendment Effective Date as if made on the Amendment Effective Date (unless stated to relate solely to an earlier date, in which case such representations and warranties were true and correct in all material respects as of such earlier date); and (b) no Default has occurred and been continuing.

SECTION 4.2. Validity, etc. This Amendment constitutes the legal, valid and binding obligation of the Borrower and the Parent, enforceable in accordance with its terms subject to the effect of any applicable bankruptcy, insolvency, moratorium or similar laws affecting creditors' rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.


	ARTICLE V

	MISCELLANEOUS

SECTION 5.1. Cross References. References in this Amendment to any article or section are, unless otherwise specified, to such article or section of this Amendment.

SECTION 5.2.  Loan Document Pursuant to Credit Agreement.  This
Amendment is a Loan Document executed pursuant to the Existing Credit Agreement and shall be construed, administered and applied in accordance with all of the terms and provisions of the Existing Credit Agreement.

SECTION 5.3. Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

SECTION 5.4. Counterparts. This Amendment may be executed by the parties hereto in several counterparts, all of which shall be deemed to be an original and which shall constitute together but one and the same agreement.

SECTION 5.5. Expenses. The Borrower hereby agrees to pay to or reimburse the Administrative Agent, upon demand, all of their reasonable expenses in connection with the development, negotiation, preparation, execution and closing of this Amendment, including all reasonable fees and other charges of Mayer, Brown & Platt in connection therewith.

SECTION 5.6. Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.


           IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers hereunder duly authorized as of the date and year first above written.

CTC COMMUNICATIONS CORP.


By:________________________________
	      Title:


CTC COMMUNICATIONS GROUP, INC.


By:________________________________
	      Title:


TORONTO DOMINION (TEXAS), INC.,
  as the Administrative Agent


By:________________________________
     Title:


LEHMAN BROTHERS INC.,
  as the Syndication Agent


By:________________________________
    Title:


CREDIT SUISSE FIRST BOSTON,
  as the Documentation Agent


By:________________________________
      Title:


By:________________________________
      Title:


TORONTO DOMINION (TEXAS), INC.,
  as Lender

By:________________________________
    Title:




CREDIT SUISSE FIRST BOSTON,
  as Lender


By:________________________________
    Title:


By:________________________________
    Title:

LEHMAN BROTHERS INC.,
  as Lender


By:________________________________
    Title:

LEHMAN COMMERCIAL PAPER INC.,
  as Lender


By:________________________________
      Title:

SYNDICATED LOAN FUNDING
 TRUST,  as Lender


By:________________________________
          Title:

ING (U.S.) CAPITAL LLC,
 			  as Lender


By:________________________________
     Title:


By:________________________________
    Title:

CISCO SYSTEMS, INC.,
 			  as Lender


By:________________________________
   Title



RFC CAPITAL CORPORATION,
  as Lender


By:________________________________
     Title:

IBM CREDIT CORPORATION,
  as Lender


By:________________________________
     Title: